Exhibit 99.22

                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                  January 1998

                   REMIC Multi-Class Pass-Through Certificates

                                 Series 1997-10

     Pursuant to the Pooling and Servicing Agreement dated as of September 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the
"Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below (other than for Class R) are for a Single Certificate of $1,000:

     i)   The amount of such distribution allocable to principal:

     Class 10-A1....$      18.94433020  Class 10-M....$     3.10304320
     Class 10-A2....$      45.99925033  Class 10-B1...$     3.10304516
     Class 10-A3....$      30.75890597  Class 10-B2...$     3.10304516
     Class 10-A4....$       0.00000000  Class 10-B3...$     3.10303226
     Class 10-A5....$       0.00000000  Class 10-B4...$     3.10303226
     Class 10-A6....$       3.10304244  Class 10-B5...$     3.10302714
     Class 10-PO....$       3.89142810  Class 10-R....$     0.00000000

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02,
          2.03 (b) or 3.16, respectively,  and any amounts deposited pursuant to
          Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date):

     Class 10-A1....$      15.92027903  Class 10-M....$      0.00000000
     Class 10-A2....$      38.65646833  Class 10-B1...$      0.00000000
     Class 10-A3....$      25.84891419  Class 10-B2...$      0.00000000
     Class 10-A4....$       0.00000000  Class 10-B3...$      0.00000000
     Class 10-A5....$       0.00000000  Class 10-B4...$      0.00000000
     Class 10-A6....$       2.60770906  Class 10-B5...$      0.00000000
     Class 10-PO....$       3.27024606  Class 10-R....$      0.00000000

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      iii)  The amount of such  distribution to the  Certificateholders  of each class, allocable to Interest:

     Class 10-A1....$       5.43100340  Class 10-B1...$      5.57314839
     Class 10-A2....$       5.16422495  Class 10-B2...$      5.57314839
     Class 10-A3....$       5.31688776  Class 10-B3...$      5.57313978
     Class 10-A4....$       5.62499963  Class 10-B4...$      5.57316129
     Class 10-A5....$       5.62499997  Class 10-B5...$      5.57324092
     Class 10-A6....$       5.57314780  Class 10-R....$      0.00000000
     Class 10-M.....$       5.57314636  Class 10-S....$      0.00000000

     iv)  The amount of servicing  compensation  received by the Company  during
          the month preceding the month of distribution:......$        38,184.87

(b)  The amounts below are for the aggregate of all Certificates.

     v) The Pool Scheduled Principal Balances of each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable
          to principal made on such Distribution Date:........$   146,924,916.21

          The  aggregate  number of Mortgage  Loans  included  in the  Scheduled
          Principal Balance set forth above:..................               474

     vi) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:

                                   Class Certificate           Single
                                   Principal Balance      Certificate Balance
                                   -----------------      -------------------

           Class 10-A1.............$  47,328,369.18          $     946.57
           Class 10-A2.............$  17,693,736.65          $     872.09
           Class 10-A3.............$  27,112,311.39          $     914.47
           Class 10-A4.............$  10,052,742.00          $   1,000.00
           Class 10-A5.............$  20,270,345.00          $   1,000.00
           Class 10-A6.............$  20,247,415.73          $     987.68
           Class 10-PO.............$       8,427.02          $     985.07
           Class 10-M..............$   1,531,889.85          $     987.68
           Class 10-B1.............$     765,451.08          $     987.68
           Class 10-B2.............$     765,451.08          $     987.68
           Class 10-B3.............$     459,270.66          $     987.68
           Class 10-B4.............$     306,180.44          $     987.68
           Class 10-B5.............$     383,326.13          $     987.68
           Class 10-R..............$           0.00          $       0.00
           Class 10-S..............$ 146,243,643.50          $     947.53

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     vii) The  following  pertains  to any real  estate  acquired  on  behalf of
          Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

          book value.........................................$         0.00
          unpaid principal balance...........................$         0.00
          number of related mortgage loans...................             0

     viii)The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

          (a)  delinquent
               (1)  30-59 days
                   Number              3     Principal Balance $   1,024,548.06
               (2)  60-89 days
                   Number              0     Principal Balance $           0.00
               (3)  90 days or more
                   Number              0     Principal Balance $           0.00

          (b)  in foreclosure
                   Number              0     Principal Balance $           0.00

     ix) The Scheduled Principal Balance of any Mortgage Loan and number of replaced pursuant to Section 2.03(b), and of any Modified Mortgage Loan purchased pursuant to Section 3.01(c): $ 0.00 $ 0.00

     x) The Scheduled Principal Balance of any Mortgage Loan and number of any Modified Mortgage Loan purchased pursuant to Section 3.01(c):
                                                       $    0.00      $     0.00

     xi) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

          Class 6-S: ........................    0.627052%

     xii)  Senior Percentage for such Distribution Date: .......... 97.17943800%

    xiii)  Category A-Senior Percentage for such Distribution Date: 32.22975300%

     xiv)  Category B-Senior Percentage for such Distribution Date: 64.94968500%

      xv)  Category A-Percentage for such Distribution Date: ...... 33.165198%

     xvi)  Category B-Percentage for such Distribution Date: ...... 66.834802%


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    xvii)  Senior Prepayment Percentage for such Distribution Date:100.00000000%

    xviii) Cat. B. Group I Senior Percentage for such Distribution
           Date: ..................................................  51.389634%

     xix)  Cat. B Group II Senior Percentage for such Distribution
           Date: ..................................................  13.560051%

     xx)   Class A6 Percentage: ..................................  20.87777800%

     xxi)  Class A6 Prepayment Distribution Percentage:...........   0.00000000%

     xxii) Junior Percentage for such Distribution Date: .........   2.82056200%

     xxii) Junior Prepayment Percentage for such Distribution Date:  0.00000000%